NUVEEN TRADEWINDS VALUE OPPORTUNITIES FUND

SUPPLEMENT DATED MAY 4, 2012

TO THE SUMMARY PROSPECTUS DATED

OCTOBER 31, 2011

Effective May 7, 2012, the fund, which is currently closed to most new investors, will re-open to all investors who meet the eligibility and minimum initial investment requirements described in the fund’s prospectus.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-TVOPS-0512P